UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 22, 2020
(Date of earliest event reported)

SUN COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 22, 2020, the Board of Directors (the “Board”) of Sun Communities, Inc. (the “Company”), appointed Bruce Thelen as an executive officer of the Company.

Mr. Thelen, age 35, currently serves as the Company’s Executive Vice President of Operations and Sales. Mr. Thelen has led the Company’s manufactured home sales and leasing subsidiary, Sun Home Services, Inc., since joining the Company in January 2018. Since he joined the Company, Mr. Thelen’s responsibilities have grown consistently, including responsibilities relating to the Company’s operations. From 2012 to 2018, Mr. Thelen was with Skyline Champion, a national manufactured home builder, most recently as the Vice President of Sales and Marketing. Prior to that, he was a consultant with the management consulting firm Booz & Company.

On May 22, 2020, the Board also determined that Jonathan Colman, who has been a named executive officer of the Company and continues to serve as Executive Vice President of the Company, is no longer an executive officer of the Company for SEC reporting purposes.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 22, 2020 (the "Annual Meeting"). The votes cast with respect to each item of business properly presented at the Annual Meeting are as follows:

(a) Proposal 1 - Election of Directors

Stockholders elected seven directors to serve until the 2021 Annual Meeting of Stockholders (or until their successors shall have been duly elected and qualified), as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Meghan G. Baivier	77,417,365	3,150,857	27,267	3,830,248
Stephanie W. Bergeron	76,179,535	4,167,692	248,262	3,830,248
Brian M. Hermelin	79,597,607	969,893	27,989	3,830,248
Ronald A. Klein	79,403,680	1,164,407	27,402	3,830,248
Clunet R. Lewis	72,199,202	8,368,298	27,989	3,830,248
Gary A. Shiffman	74,762,544	5,122,581	710,364	3,830,248
Arthur A. Weiss	76,424,088	4,143,927	27,474	3,830,248

(b) Proposal 2 - Non-binding Advisory Vote on Executive Compensation:

Stockholders approved the non-binding advisory vote on executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,201,725	4,340,283	53,481	3,830,248

(c) Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

Votes For	Votes Against	Abstentions
83,507,783	894,356	23,598

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 28, 2020	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer